Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Other Current Liabilities [Abstract]
Statutory liabilities	$ 26,820	$ 18,750
Employee related payables	8,467	6,929
Refund due to customers	45,870	34,025
Deferred income	105	279
Other liabilities (related to Hotel Travel Group) (refer note 14)		4,320
Other liabilities (related to business combination) (refer note 7 (a))		4,855
Total	$ 81,262	$ 69,158